Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operation, Income (Loss) from Discontinued Operation Disclosures [Abstract]
Discontinued Operations
Discontinued Operations

Included in discontinued operations for the year ended December 31, 2015 were certain post closing items related to the Toronto Dundas Square property. Included in discontinued operations for the year ended December 31, 2014 is the reversal of liabilities totaling $3.9 million that related to the acquisition of Toronto Dundas Square. These liabilities were reversed as the related payments are not expected to occur. Included in discontinued operations for the year ended December 31, 2013 are five winery and vineyard properties that were sold during 2013.

The operating results relating to discontinued operations are as follows (in thousands):

	Year ended December 31,
	2015	2014	2013
Rental revenue	$—	$3	$1,685
Tenant reimbursements	68	—	513
Other income	172	—	426
Total revenue	240	3	2,624
Property operating expense (income)	12	(484)	45
Other expense (income)	—	(18)	547
Interest expense, net	—	—	(29)
Transaction costs (benefit)	—	(3,376)	—
Depreciation and amortization	—	—	1,728
Income before income taxes	228	3,881	333
Income tax expense	29	—	—
Income before gain on sale of real estate	199	3,881	333
Gain on sale of real estate	—	—	4,256
Net income	$199	$3,881	$4,589